Balance Sheet Components - Schedule of Estimated Future Amortization Expense of Intangible Assets Including Preliminary Estimate of Amortization of Assets Acquired (Details) $ in Thousands	Nov. 30, 2020 USD ($)
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
2021	$ 37,380
2022	34,323
2023	30,524
2024	25,613
2025	22,168
Thereafter	36,039
Total	$ 186,047